Exhibit 3

POWER OF ATTORNEY

Know all by these presents, that the undersigned constitutes and appoints Eric Shahinian as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (a) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Cedar Realty Trust, Inc., a Maryland corporation (the “Company”); and (b) one or more solicitations of proxies or written consents at the Company (each, a “Solicitation”) by Camac Fund, LP or any of its affiliates (collectively, the “Camac Group”). Such action shall include, but not be limited to:

1. Executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Camac Group that is required to be filed under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”) solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

2. Executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

3. Executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents solely in connection with the Company or a Solicitation;

4. Performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the United States Securities and Exchange Commission and any stock exchange or similar authority, in each case solely in connection with the Company or a Solicitation; and

5. Taking any other action of any type whatsoever in connection with a Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of a “group” with the Camac Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

The undersigned has caused this Power of Attorney to be signed on the set forth below.

LARRY E. JENNINGS, JR.

/s/ Larry E. Jennings, Jr.

Date: February 25, 2021

POWER OF ATTORNEY

Know all by these presents, that the undersigned constitutes and appoints Eric Shahinian as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (a) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Cedar Realty Trust, Inc., a Maryland corporation (the “Company”); and (b) one or more solicitations of proxies or written consents at the Company (each, a “Solicitation”) by Camac Fund, LP or any of its affiliates (collectively, the “Camac Group”). Such action shall include, but not be limited to:

1. Executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Camac Group that is required to be filed under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”) solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

2. Executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

3. Executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents solely in connection with the Company or a Solicitation;

4. Performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the United States Securities and Exchange Commission and any stock exchange or similar authority, in each case solely in connection with the Company or a Solicitation; and

5. Taking any other action of any type whatsoever in connection with a Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of a “group” with the Camac Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

The undersigned has caused this Power of Attorney to be signed on the set forth below.

DANIEL KATZ

/s/ Daniel Katz

Date: February 28, 2021

POWER OF ATTORNEY

Know all by these presents, that the undersigned constitutes and appoints Eric Shahinian as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (a) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Cedar Realty Trust, Inc., a Maryland corporation (the “Company”); and (b) one or more solicitations of proxies or written consents at the Company (each, a “Solicitation”) by Camac Fund, LP or any of its affiliates (collectively, the “Camac Group”). Such action shall include, but not be limited to:

1. Executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Camac Group that is required to be filed under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”) solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

2. Executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

3. Executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents solely in connection with the Company or a Solicitation;

4. Performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the United States Securities and Exchange Commission and any stock exchange or similar authority, in each case solely in connection with the Company or a Solicitation; and

5. Taking any other action of any type whatsoever in connection with a Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of a “group” with the Camac Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

The undersigned has caused this Power of Attorney to be signed on the set forth below.

ERIC RAY

/s/ Eric Ray

Date: March 1, 2021

POWER OF ATTORNEY

Know all by these presents, that the undersigned constitutes and appoints Eric Shahinian as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (a) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Cedar Realty Trust, Inc., a Maryland corporation (the “Company”); and (b) one or more solicitations of proxies or written consents at the Company (each, a “Solicitation”) by Camac Fund, LP or any of its affiliates (collectively, the “Camac Group”). Such action shall include, but not be limited to:

1. Executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Camac Group that is required to be filed under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”) solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

2. Executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

3. Executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents solely in connection with the Company or a Solicitation;

4. Performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the United States Securities and Exchange Commission and any stock exchange or similar authority, in each case solely in connection with the Company or a Solicitation; and

5. Taking any other action of any type whatsoever in connection with a Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of a “group” with the Camac Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

The undersigned has caused this Power of Attorney to be signed on the set forth below.

RICHARD H. ROSS

/s/ Richard H. Ross

Date: February 28, 2021

POWER OF ATTORNEY

Know all by these presents, that the undersigned constitutes and appoints Eric Shahinian as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (a) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Cedar Realty Trust, Inc., a Maryland corporation (the “Company”); and (b) one or more solicitations of proxies or written consents at the Company (each, a “Solicitation”) by Camac Fund, LP or any of its affiliates (collectively, the “Camac Group”). Such action shall include, but not be limited to:

1. Executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Camac Group that is required to be filed under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”) solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

2. Executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

3. Executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents solely in connection with the Company or a Solicitation;

4. Performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the United States Securities and Exchange Commission and any stock exchange or similar authority, in each case solely in connection with the Company or a Solicitation; and

5. Taking any other action of any type whatsoever in connection with a Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of a “group” with the Camac Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

The undersigned has caused this Power of Attorney to be signed on the set forth below.

SHARON (HOCHFELDER) STERN

/s/ Sharon Stern

Date: March 1, 2021

POWER OF ATTORNEY

Know all by these presents, that the undersigned constitutes and appoints Eric Shahinian as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (a) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Cedar Realty Trust, Inc., a Maryland corporation (the “Company”); and (b) one or more solicitations of proxies or written consents at the Company (each, a “Solicitation”) by Camac Fund, LP or any of its affiliates (collectively, the “Camac Group”). Such action shall include, but not be limited to:

6. Executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Camac Group that is required to be filed under Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder (the “Exchange Act”) solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

7. Executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Exchange Act solely in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or a Solicitation;

8. Executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents solely in connection with the Company or a Solicitation;

9. Performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such document with the United States Securities and Exchange Commission and any stock exchange or similar authority, in each case solely in connection with the Company or a Solicitation; and

10. Taking any other action of any type whatsoever in connection with a Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of a “group” with the Camac Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

The undersigned has caused this Power of Attorney to be signed on the set forth below.

ARCHER G. STEVENSON

/s/ Archer G. Stevenson

Date: March 1, 2021